Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Frederick A. Ball, the Senior Vice President and Chief Financial Officer of Marketo, Inc. (the “Company”), hereby certify that, to my knowledge:

(1) this Quarterly Report on Form 10-Q for the period ended September 30, 2015 (the “Report”) of the Company  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2015	/s/ Frederick A. Ball

Frederick A. Ball

Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Marketo, Inc. and will be retained by Marketo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.